UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): March 9, 2005

                         FAST EDDIE RACING STABLES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Florida                     2-97360-A                   59-2091510
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)

                          830 Third Avenue, 14th Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip Code)

                                 (212) 355-1547
              (Registrant's telephone number, including area code)

                  211 West Wall Street, Midland, TX 79701-4556
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

Financing Arrangements with Laurus Master Fund, Ltd.

On March 9, 2005, Fast Eddie Racing Stables, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with Laurus Master Fund, Ltd. ("Laurus"), pursuant to which the Company issued and delivered to Laurus (i) a secured convertible term note in the principal amount of $3,000,000 (the "Note"), (ii) a Common Stock Purchase Warrant (the "Warrant"), entitling Laurus to purchase up to 1,084,338 shares of the Company's common stock, par value $.01 per share ("Common Stock"), at a per share exercise price of $1.00, and (iii) an option ("Option") entitling Laurus to purchase up to 643,700 shares of Common Stock at a per share purchase price of $0.01. The issuance and sale of the Note, the Warrant and the Option were made pursuant to the exemption from registration under Section 4(2) under the Securities Act of 1933, as amended (the "Act"), and Regulation D promulgated under the Act. Laurus has represented to the Company that Laurus is an "accredited investor" under the Act and the rules promulgated thereunder.

The Company received gross proceeds of $3,000,000 from the sale of the Note, the Warrant and the Option. The Company may only use such proceeds for (i) general working capital purposes and (ii) acquisitions approved by Laurus, as described below. Absent earlier redemption by the Company or earlier conversion by Laurus, as described below, the Note matures on March 9, 2008 ("Maturity Date").

The following describes certain of the material terms of the financing transaction with Laurus. The description below is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K.

Note Proceeds. At closing, $500,000 of Note proceeds were disbursed to the Company, and the remaining $2,500,000 of Note proceeds were deposited at a bank in a restricted cash account under the control of Laurus ("Restricted Account"). Funds will be released by Laurus to the Company from the Restricted Account as follows: In connection with certain business acquisitions to be made by the Company, Laurus will direct the bank to release to the Company an amount of funds equal to the product of three times the "Acquired Entity Consolidated EBITDA" of the acquired entities. "Acquired Entity Consolidated EBITDA" is defined as net income before giving effect to interest, taxes, depreciation and amortization.

Principal Payments. Amortizing payments of the outstanding principal amount of the Note not contained in the Restricted Account, referred to as the "Amortizing Principal Amount", begin on July 1, 2005, in monthly installments of $ 14,705.88 on the first day of each succeeding calendar month (each, a "Repayment Date") until paid, together with accrued and unpaid interest (whether by the payment of cash or by the conversion of such principal into Common Stock, as described below). Following a release of funds from the Restricted Account (other than with respect to a release that occurs as a result of a conversion of any Note principal) (a "Release Amount"), each monthly payment of the Amortizing Principal Amount occurring on or after the 90th day following any such release will be increased by an amount equal to (x) such Release Amount divided by (y) the sum of (I) the number of Repayment Dates occurring on or after the 90th day following any such release and remaining until the Maturity Date, plus (II) one
(1). Any remaining Amortizing Principal Amount that remains outstanding on the Maturity Date is due and payable on the Maturity Date. The remaining principal amount held in the Restricted Account, referred to as the "Non-Amortizing Principal Amount", is due and payable on the Maturity Date.

Interest Payments. Interest will accrue on the Note at a rate per annum equal to the "prime rate" published in The Wall Street Journal, as adjusted from time to time, plus three percent (3%). Interest on the Amortizing Principal Amount is payable monthly, in arrears, commencing on April 1, 2005. Accrued interest on the Non-


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Amortizing Principal Amount is payable only on the Maturity Date unless the Note is redeemed or converted before the Maturity Date, in which case accrued interest on the amount redeemed or converted is due and payable on the date of redemption or conversion, as the case may be.

If, as of the last business day of a month prior to maturity when the shares of Common Stock underlying each of the conversion of the Note and the exercise of the Warrant have been registered, the market price of the Common Stock for the five consecutive trading days immediately preceding the last business day of such month exceeds the then-applicable Fixed Conversion Price (defined below) by at least 25%, the interest rate for the succeeding calendar month will automatically be reduced by 25 basis points (0.25%) for each incremental 25% increase in the market price of the Common Stock above the Fixed Conversion Price.

Note Conversion Rights. Laurus may, at any time, convert the outstanding indebtedness of the Note into shares of Common Stock at a price of $0.83 per share (together with any adjustments, the "Fixed Conversion Price"). The Fixed Conversion Price is subject to adjustment for subsequent lower price issuances by the Company (subject to certain exceptions), as well as customary adjustment provisions for stock splits, combinations, dividends and the like.

Subject to the restrictions on conversion by Laurus described below, Laurus is required to convert the monthly payment due on account of principal and interest, plus any other amounts under the Note that are due and unpaid ("Monthly Amount"), into shares of Common Stock if the following criteria ("Conversion Criteria") are met:(i) the average closing price of the Common Stock for the five consecutive trading days preceding such due date is greater than 120% of the Fixed Conversion Price, and (ii) the amount of such conversion does not exceed 25% of the aggregate dollar trading volume of the Common Stock for the 22-day trading period immediately preceding the due date of the applicable Monthly Amount.

If the Conversion Criteria are not met, Laurus must convert only such part of the Monthly Amount that meets the Conversion Criteria. Any part of the Monthly Amount due on a Repayment Date that Laurus has not been able to convert into shares of Common Stock due to failure to meet the Conversion Criteria must be paid by the Company in cash within three business days of the applicable Repayment Date.

Right to Redeem Note. The Company has the option of prepaying the outstanding principal amount of the Note in whole or in part by paying an amount equal to
(i) with respect to the Amortizing Principal Amount, 125% of the principal amount to be redeemed; and (ii) with respect to the Non-Amortizing Principal Amount, 120% of the principal amount to be redeemed. The Company must give Laurus at least seven business days prior written notice of its intention to redeem any portion of the principal amount of the Note.

Security for Note. The Note is secured by a blanket lien on substantially all of the Company's assets and its subsidiaries' assets pursuant to the terms of a security agreement executed by the Company and its subsidiaries in favor of Laurus. Each of the Company's subsidiaries delivered to Laurus a guarantee of the Company's obligations to Laurus. In addition, the Company has pledged its ownership interests in its subsidiaries pursuant to a stock pledge agreement executed by the Company in favor of Laurus to secure the Company's obligations under the Note. If an event of default occurs under the security agreement, the stock pledge agreement, the subsidiary guarantees or the Note, Laurus has the right to accelerate payments under the Note and, in addition to any other remedies available to it, to foreclose upon the assets securing the Note.

Warrant Terms. The Warrant grants Laurus the right to purchase up to 1,084,338 shares of Common Stock at an exercise price of $1.00 per share commencing March 9, 2005. The Warrant expires at the close of business on March 9, 2012. Upon exercise of the Warrant, payment may be made by Laurus either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate exercise price, (ii) by delivery of the Warrant, or shares of Common Stock and/or Common Stock receivable upon exercise of the Warrant, or (iii) by a combination of any of the foregoing methods. The exercise price of the Warrant is subject to adjustment for stock splits, combinations, dividends and the like.


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

Option Terms. The Option grants Laurus the right to purchase for cash up to 1,084,338 shares of Common Stock at an exercise price of $0.01 per share on or after the 75th day after Laurus delivers a notice to the Company stating that Laurus wishes to exercise all or a portion of the underlying Common Stock. The Option expires at the close of business on March 9, 2013. The exercise price of the Warrant is subject to adjustment for stock splits, combinations, dividends and the like.

Restrictions on Conversion of Note and Exercise of Option and Warrant. The Company may pay amounts due under the Note in shares of Common Stock only so long as there is an effective registration statement under Act covering the resale of such shares or an exemption from such registration is available under Rule 144 of the Act. In addition, Laurus is not entitled to receive shares of Common Stock upon exercise of the Warrant or the Option, upon payment of principal or interest on the Note, or upon conversion of the Note if such receipt would cause Laurus to be deemed to beneficially own in excess of 4.99% of the outstanding shares of Common Stock on the date of issuance of such shares. Such provision may be waived by Laurus upon 75 days prior written notice to the Company.

Registration Rights. Pursuant to the terms of a Registration Rights Agreement between Laurus and the Company, the Company is obligated to file a registration statement on Form SB-2 (or if such form is not available, another appropriate form) registering the resale of the shares of Common Stock issuable upon payment or conversion of the Note and exercise of the Warrant and Option. The Company is required to file the registration statement on or prior to April 23, 2005 and have the registration statement declared effective by the Securities and Exchange Commission on or prior to July 7, 2005. If the registration statement is not timely filed or declared effective within the time frame described, or if the registration is suspended other than as permitted in the registration rights agreement, the Company will be obligated to pay Laurus a fee equal to 1.5% of the outstanding principal amount of the Note for each 30-day period (pro rated for partial periods) that such registration obligations are not satisfied.

Item 2.01 Completion of Acquisition or Disposition of Assets

We completed our acquisition (the "Acquisition") of Duncan Capital Financial Group, Inc., a Delaware corporation ("Duncan"), on March 9, 2005 (the "Effective Date") in exchange for the issuance by us of 12,040,000 shares of our common stock. We previously disclosed the Acquisition in our Form 8-K filed February 18, 2005. The Acquisition was made pursuant to the Agreement and Plan of Reorganization dated February 18, 2005 (the "Acquisition Agreement"), among us, Glenn A. Little and Duncan.

About the Transaction

Under the terms of the Acquisition Agreement, each share of Duncan common stock outstanding immediately prior to the Effective Date has been exchanged for one share of our common stock. Our outstanding common stock was not affected by the Acquisition. As a result of the Acquisition, we issued 12,040,000 shares of common stock to the former stockholders of Duncan and we now have approximately 12,874,000 shares of common stock outstanding. In addition to the common stock issued to the former stockholders of Duncan, under the Acquisition Agreement each outstanding option or warrant to purchase Duncan common stock has been converted into an option to purchase the number of shares of our common shares equal to the number of Duncan common shares underlying the option or warrant immediately prior to the Effective Date and the exercise price of each option or warrant we issued will equal the exercise price of the corresponding Duncan option or warrant in effect immediately prior to the Effective Date.

Additionally, in connection with the Acquisition and pursuant to the Acquisition Agreement, our sole director and executive officer resigned, and two persons serving as directors and executive officers of Duncan immediately prior to the Effective Date became our new directors and executive officers. This is described in Item 5.01, below.


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About Duncan

Duncan, a Delaware corporation, was founded in November 2004. Duncan is a holding company that acquired 100% of the capital stock of its wholly-owned subsidiaries, Pension Administration Services, Inc. ("PAS"), Complete Investment Management Inc. of Philadelphia ("CIM") and MD Bluestein, Inc. ("MDB") on December 13, 2004.

PAS is a pension consulting and administration firm that provides pension consulting services and administrative services for retirement plans. Revenues are generated by PAS through annual plan administration fees, as well as fees for individual projects undertaken on behalf of its clients, including plan review and design, and through the sale of certain products. CIM provides financial advisory services to small businesses and high net worth individuals in the Philadelphia metropolitan area. Representatives of CIM are licensed registered representatives who work in conjunction with an unaffiliated registered broker dealer to provide investment advisory services to corporations, individuals, retirement plan trustees and charitable foundations. Fee income is generated through commissions paid by the various investment platforms, including managed accounts and mutual fund investment programs. MDB is engaged in the business of insurance product sales through licensed and authorized brokers and agents. Fee income is generated through commissions on product sales.

Item 3.02 Unregistered Sales of Equity Securities

As described above in Item 2.01, on March 9, 2005, we issued 12,040,000 shares of our common stock to the stockholders of Duncan pursuant to the Acquisition Agreement. In addition, we issued options and warrants covering additional shares of our common stock to the persons who held options and warrants to acquire Duncan common stock immediately prior to the Effective Date. The terms of exercise of the warrants and options we are issuing in exchange for the warrants and options previously issued by Duncan will be the same immediately after the Effective Date as they were immediately prior to the Effective Date. The options and warrants are exercisable on or before January 1, 2015 and have exercise prices ranging from $0.1667 to $1.00 per share.

The issuance of our common stock and of options and warrants to acquire common stock were made pursuant to an exemption from the registration requirements under the Securities Act of 1933. Each of the stockholders of Duncan to whom we issued common stock, options or warrants is an `accredited investor', as that term is defined under the Securities Act of 1933, and the Acquisition was conducted as a private placement in accordance with Rule 506 of Regulation D under the Securities Act. The common stock, warrants and options we issued in the Acquisition, and the shares of our common stock underlying the options and warrants, will be `restricted securities' under the Securities Act of 1933 and will not be eligible for resale unless we file a registration statement covering such securities or another exemption from the registration requirements under the Securities Act of 1933 is available to a particular selling stockholder.

Item 4.01 Changes in Registrant's Certifying Accountant

On March 11, 2005, the Board of Directors notified S.W. Hatfield, CPA ("SWHCPA") of their termination as the independent auditor of the Company in conjunction with the March 9, 2005 change of control of the Company.

No accountant's report on the financial statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.


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During the Company's two most recent fiscal years (ended December 31, 2004 and
2003) and from January 1, 2005 to the date of this Report, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's two most recent fiscal years (ended December 31, 2004 and 2003) and from January 1, 2005 to the date of this Report.

The Company has provided SWHCPA with a copy of this Current Report on Form 8-K and has requested that SWHCPA furnish the Securities and Exchange Commission with a letter (attached as an exhibit) stating whether SWHCPA agrees with the above statements and, if not, stating the respects in which it does not agree with such statements. The letter from SWHCPA is attached to this Report as
Exhibit 16.1.

Engagement of Rothstein, Kass & Company, P.C.

On March 14, 2005, as a result of the change in control of the Company, the Company engaged Rothstein, Kass & Company, P.C. ("RKCO") as the Company's new independent auditors. The Company did not consult with RKCO at any time prior to the March 9, 2005 change in control or subsequent thereto, including the Company's two most recent fiscal years ended December 31, 2004 and 2003, and the subsequent interim period through the date of this Report, regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 5.01 Changes in Control of Registrant.

As described in Item 2.01 above, pursuant to the Acquisition Agreement we issued 12,040,000 shares of common stock. Immediately prior to the Effective Date we had 834,000 shares of common stock outstanding. As a result of the transaction, the former stockholders of Duncan now own a substantial majority of our common stock, and certain of the former stockholders of Duncan have the ability to exert significant control over us. In addition, in connection with the Acquisition, two directors and executive officers of Duncan have been appointed as directors and executive officers effective as of the Effective Date and we expect that soon after the Effective Date the remaining members of the Board of Directors of Duncan will become the members of our Board of Directors. The following table provides certain information with respect to each person who became an executive officer or member of the Board of Directors of our company as of the Effective Date. Except as indicated in the footnotes to the table, the listed persons hold sole voting and investment power over their respective shares. Prior to the Effective Date, there were no relationships between us and Duncan or any of its executive officers or Directors, other than the Acquisition Agreement.

                                                   Shares
--------------------------------------------------------------------------------
                                                 Beneficially        Percent
--------------------------------------------------------------------------------
                    Name and Address               Owned (1)        of Class(1)
                                                -------------     --------------
Richard Berman                                              0            0.0%
830 Third Avenue
New York, NY 10022
--------------------------------------------------------------------------------
Richard Stierwalt
830 Third Avenue
New York, NY 10022                                  1,464,333(2)        11.4%

Leonard Neuhaus
830 Third Avenue
New York, NY 10022                                     26,433(3)           *
--------------------------------------------------------------------------------

Officers and Directors as a Group
(3 Persons)                                         1,490,766           11.6%
--------------------------------------------------------------------------------


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----------

*     Less than 1%

(1) Applicable percentage of ownership is based on 12,874,000 shares of common stock outstanding upon completion of the Acquisition, together with applicable convertible securities for each listed person. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except where indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them. Shares of common stock subject to warrants that are exercisable within 60 days of the date of this Report are deemed to be beneficially owned by the person holding such warrants for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Represents 1,200,000 shares held directly and warrants for 264,333 shares that are exercisable within 60 days at $0.1666 per share.

(3) Represents warrants for 26,433 shares that are exercisable within 60 days at $0.1666 per share.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Pursuant to the Acquisition Agreement, our sole Director and executive officer serving immediately prior to the Effective Date resigned his positions as of the Effective Date and certain persons who were Directors and executive officers of Duncan immediately prior to the Effective Date became our new executive officers. There were no disagreements between us and any of our former executive officers. As of the Effective Date, our Directors and executive officers are:

Name                        Position                                 Age
----                        --------                                 ---

Richard Berman              Chairman of the Board and a Director     62

Richard Stierwalt           Chief Executive Officer,                 50
                            President and a Director

Leonard Neuhaus             Chief Financial Officer                  46

Richard Berman. Richard Berman has served as our Chairman since March 9, 2005. Mr. Berman has been Chairman of the Board of Directors and a Director of Duncan since November 24, 2004. Since 2000 Mr. Berman has served as a professional director of Dyadic International, Inc., International Microcomputer Software, Inc., Internet Commerce Corporation, MediaBay, Inc., NexMed, Inc. and GVI Security Solutions, Inc. From 1998 to 2000 Mr. Berman was Chairman and CEO of Internet Commerce Corporation. He is also Chairman of Candidate Resources, Inc. He is a past Director of the Stern School of Business of NYU from which he received a B.S. and an M.B.A. He also has U.S. and foreign law degrees from Boston College and The Hague Academy of International Law, respectively.

Richard E. Stierwalt. Richard E. Stierwalt has served as our President and Chief Executive Officer since March 9, 2005. Mr. Stierwalt has served as the President and Chief Executive Officer of Duncan since November 2004. Prior to joining Duncan, Mr. Stierwalt was the Managing Partner of New Shorehaven, LLC. Mr. Stierwalt is also Vice Chairman on the Board of Directors of the Saratoga Group of Mutual Funds and an owner of its management company Saratoga Capital Management. From 1998 to 2003, Mr. Stierwalt was the Chief Executive Officer of Orbitex Financial Services Group. Previously, he was the President of BISYS Investment Services, a NYSE-listed firm. Prior to the March 1995 merger of Concord Holding Corporation with BISYS Fund Services, he was Chairman of the Board and Chief Executive Officer of Concord Holding Corporation. Mr. Stierwalt received an associate degree in banking and finance and a BA in management from


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the University of Indianapolis. He attended the Stonier Graduate School of
Banking at Rutgers University and is an OPM graduate of Harvard University. He serves on the Board of Trustees and Chairs Finance at the University of Indianapolis and Chairs the Capital Campaign at East Avenue United Methodist Church. He also serves on the Board of Directors of: Biomega Laboratories, We Are Family Foundation, and Harborside Resort.

Leonard Neuhaus. Mr. Neuhaus has served as our Chief Financial Officer since March 9, 2005. Mr. Neuhaus has served as the Chief Financial Officer of Duncan since January 2005, and has been a certified public accountant since 1982. Mr. Neuhaus spent eight years in the practice of public accounting in regional and international firms, including BDO Seidman. He served as Chief Financial Officer of a publicly-traded entity and has sat on the Board of Directors of publicly-traded entities and not-for-profit organizations. Mr. Neuhaus has been involved in a number of corporate finance and merger and acquisition transactions. His experience includes working with large international financial institutions as well as growing entrepreneurial companies. For the last five years, Mr. Neuhaus has served as a self-employed consultant for Credit Lyonnais, Bank of America, Hauppauge Digital, Inc., a NASDAQ National Market System company, and others. Mr. Neuhaus received a B.A. in Accounting and Information Systems from Queens College in 1980.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            To be filed by amendment no later than 71 calendar days after March 9, 2005.

      (b)   Pro forma financial information.

            To be filed by amendment no later than 71 calendar days after March 9, 2005.

      (c)   Index of Exhibits.

Exhibit Number          Description
--------------          -----------

      4.1 Securities Purchase Agreement dated March 9, 2005 by and between Fast Eddie Racing Stables, Inc. and Laurus Master Fund, Ltd.

      4.2 Secured Convertible Term Note dated March 9, 2005 issued by the Company to Laurus Master Fund, Ltd.

      4.3 Common Stock Purchase Warrant dated March 9, 2005 issued by the Company to Laurus Master Fund, Ltd.

      4.4 Common Stock Option dated March 9, 2005 issued by the Company to Laurus Master Fund, Ltd.

      4.5 Master Security Agreement dated March 9, 2005 among Fast Eddie Racing Stables, Inc., Duncan Capital Financial Group, Inc., Pension Administration Services, Inc., Complete Investment Management Inc. of Philadelphia, MD Bluestein, Inc. and Laurus Master Fund, Ltd.

      4.6 Stock Pledge Agreement dated March 9, 2005 among Fast Eddie Racing Stables, Inc., Duncan Capital Financial Group, Inc., Pension Administration Services, Inc., Complete Investment Management Inc. of Philadelphia, MD Bluestein, Inc. and Laurus Master Fund, Ltd.


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

      4.7 Subsidiary Guaranty dated March 9, 2005 executed by Duncan Capital Group, Inc., Pension Administration Services, Inc., Complete Investment Management Inc. of Philadelphia, MD Bluestein, Inc. and Laurus Master Fund, Ltd.

      4.8 Registration Rights Agreement dated March 9, 2005 by and between Fast Eddie Racing Stables, Inc. and Laurus Master Fund, Ltd.

      4.9 Common Stock Purchase Warrant dated November 1, 2004 issued by Duncan Capital Financial Group, Inc. to Richard
                      E. Stierwalt.

      4.10 Common Stock Purchase Warrant dated January 1, 2005 issued by Duncan Capital Financial Group, Inc. to Leonard Neuhaus.

      10.1 Agreement and Plan of Reorganization, dated as of February 18, 2005, by and among Fast Eddie Racing Stables, Inc, Glenn A. Little, Duncan Capital Financial Group, Inc. and FERS Acquisition Corp. (Incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on February 23, 2005)

      10.2 Employment Agreement, dated as of December 23, 2004, between Duncan Capital Financial Group, Inc. and Richard
                      E. Stierwalt.

      10.3 Employment Agreement, dated as of January 1, 2005, between Duncan Capital Financial Group, Inc. and Leonard Neuhaus.

      16.1            Resignation letter of S. W. Hatfield, CPA

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FAST EDDIE RACING STABLES, INC.


By: /s/ Richard Stierwalt
    ----------------------------------------
Name: Richard Stierwalt
Title: President and Chief Executive Officer

Date: March 14, 2005


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